UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IHEARTMEDIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! IHEARTMEDIA, INC. 2022 Annual Meeting Vote by May 09, 2022 11 :59 PM ET IHEARTMEDIA, INC. 20880 STONE OAK PKWY SAN ANTONIO, TX 7858 You invested in IHEARTMEDIA, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2022. Get informed before you vote View the Form 10 -K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 10, 2022 10:00 AM EDT vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com/IHRT2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class Ill Directors Nominees: 0 For 01) Cheryl Mills 02) Robert W. Pittman 03) James A. Rasulo 2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 0 For the fiscal year ending December 31, 2022. 3. The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. 0 For NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.